SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      THE FIRST OF LONG ISLAND CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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[X]  No fee required.
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________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
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________________________________________________________________________________
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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     [_]  Fee paid previously with preliminary materials:


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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


                      THE FIRST OF LONG ISLAND CORPORATION
                                10 GLEN HEAD ROAD
                            GLEN HEAD, NEW YORK 11545

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 18, 2000

                                                                   March 7, 2000

To the Stockholders of
The First of Long Island Corporation:

     Notice is hereby given that the Annual Meeting of Stockholders of THE FIRST OF LONG ISLAND CORPORATION will be held at the OLD BROOKVILLE OFFICE, 209 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 18, 2000, at 3:30 P.M. local time for the following purposes:

(1)  To elect Directors.

(2)  To transact any other business as may properly come before the meeting.

     Only stockholders of record at the close of business on February 29, 2000 are entitled to notice of and to vote at such meeting or any adjournment thereof.


                                             By Order of the Board of Directors

                                             Joseph G. Perri
                                             Senior Vice President and Secretary


                  IMPORTANT -- PLEASE MAIL YOUR PROXY PROMPTLY.

IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      THE FIRST OF LONG ISLAND CORPORATION
                                10 Glen Head Road
                            Glen Head, New York 11545
                                 (516) 671-4900

                             -----------------------
                                 PROXY STATEMENT
                             -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

     The accompanying proxy is being solicited by the Board of Directors of The First of Long Island Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held at 3:30 P.M. local time at the Old Brookville Office, 209 Glen Head Road, Glen Head, New York, on April 18, 2000. The approximate date on which proxy statements and forms of proxy are first being sent or given to stockholders is March 7, 2000.

     Proxies in the accompanying form that are properly executed and duly returned to the Corporation will be voted at the meeting. Each proxy granted may be revoked at any time prior to its exercise either by written notice filed with the secretary of the meeting or by oral notice given during the meeting by the stockholder to the presiding officer of the meeting.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The only class of voting securities of the Corporation is its Common Stock, $.10 par value ("Common Stock"), each share of which entitles the holder thereof to one vote except in the election of directors, where votes may be cumulated as described below. Only stockholders of record at the close of business on February 29, 2000 are entitled to notice of and to vote at the meeting. For the election of directors, each share is entitled to as many votes as there are directors to be elected, and such votes may be cumulated and voted for one nominee or divided among as many different nominees as is desired. If authority to vote for any nominee or nominees is withheld on any proxy, the votes will then be "spread" among the remaining nominees.

     As of January 31, 2000, there were issued 2,962,803 shares of the Common Stock, all of which were outstanding and entitled to vote. To the best knowledge of the Corporation, the only persons owning beneficially more than five percent (5%) of the Common Stock of the Corporation as of January 31, 2000 are identified in the table below.

Title of              Name and Address               Amount and Nature of          Percent
Class                 of Beneficial Owner            Beneficial Ownership          of Class
-----------           -------------------            -----------------------       --------
Common                Sidney Canarick                     253,725 shares (1)          8.56%
Stock                 25 Glen Street
($.10 par value)      Glen Cove, N.Y. 11542

Common                Paul T. Canarick                    253,725 shares (1)          8.56%
Stock                 25 Glen Street
($.10 par value)      Glen Cove, N.Y. 11542

Common                Zachary Levy                        238,618 shares              8.05%
Stock                 125 Jerusalem Avenue
($.10 par value)      Hicksville, N.Y. 11801

(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick, his wife, (Mr. Paul T. Canarick's parents) as Trustees under a Trust Agreement dated May 27, 1992; 10,575 shares in the name of Jean C. Canarick, Dr. Canarick's wife; and 6,180 shares in the name of Paul T. Canarick. Pursuant to applicable rules, Sidney Canarick and Paul T. Canarick are both deemed to be beneficial owners of the foregoing shares.

     Furnished below is information with respect to the beneficial ownership of the Corporation's Common Stock as of January 31, 2000 by all directors and nominees, by the executive officers of the Corporation named in the "Summary Compensation Table", and by directors and executive officers of the Corporation as a group.

                                             Amount and Nature of     Percent of
Title of Class     Beneficial Owner          Beneficial Ownership        Class
----------------   ------------------------  --------------------     ----------
Common Stock       Allen E. Busching                   500                .02%
($.10 par value)   Paul T. Canarick                253,725  (1)          8.56%
                   Beverly Ann Gehlmeyer            31,269  (2)          1.06%
                   Howard Thomas Hogan, Jr.         36,829  (3)          1.24%
                   J. William Johnson               60,436  (4)          2.02%
                   J. Douglas Maxwell, Jr.           7,575  (5)           .26%
                   John R. Miller III                2,008                .07%
                   Walter C. Teagle III             15,750  (6)           .53%
                   Mark D. Curtis                    2,050  (7)           .07%
                   Arthur J. Lupinacci, Jr.         23,015  (8)           .77%
                   Donald L. Manfredonia            15,016  (9)           .50%
                   Joseph G. Perri                  12,075 (10)           .41%
                   Directors and Executive
                     Officers as a group           469,910 (11)         15.83%

(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick (Mr. Paul T. Canarick's parents) as trustees under a Trust
     Agreement dated May 27, 1992; and 10,575 shares in the name of Jean C. Canarick, Mr. Paul T. Canarick's mother.

(2)  Including  2,915  shares  in  the  name  of  Robert  Val  Gehlmeyer,   Mrs.
     Gehlmeyer's husband, and 5,283 shares in the name of Gehlmeyer & Gehlmeyer, P.C. Retirement Trust.

(3) Including 16,515 shares in the name of Mr. Hogan as Trustee for the benefit of his children, Howard, Kathryn, and Margaret Hogan, and 861 shares in the name of Mr. Hogan as Trustee for the Hogan Family Trust.

(4) Including 1,224 shares in the name of Gail G. Johnson, Mr. Johnson's wife; 3,079 shares held in Mr. Johnson's individual retirement account; and 24,375 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(5)  Including 5,625 shares held in Mr. Maxwell's retirement account.

(6) Including 225 shares in the name of Janet D. Teagle, Mr. Teagle's wife; and 675 shares each (totaling 2,025 shares) held for the benefit of W. Clark Teagle IV, Clifton D. Teagle and Janet W. Teagle, Mr. Teagle's children.

(7) Including 300 shares held in Mr. Curtis's individual retirement account; 150 shares in the name of Mr. Curtis as custodian for the benefit of Heather M. Curtis, Mr. Curtis's daughter; and 1,600 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(8) Including 20,750 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(9) Including 12,016 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(10) Including 500 shares held in Mr. Perri's individual retirement account; and 11,575 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(11) Including 79,416 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Corporation presently consists of eight members classified into two classes, Class I with four members and Class II with four members, with each director to serve a two-year term. Only one class of directors is elected at each annual meeting of stockholders. The following table sets forth the present composition of the Board.

                                                       Expiration
             Name                         Class         of Term
             ------------------------     -----        ----------
             Allen E. Busching             II            2000
             Paul T. Canarick              II            2000
             Beverly Ann Gehlmeyer         II            2000
             Howard Thomas Hogan, Jr.      I             2001
             J. William Johnson            II            2000
             J. Douglas Maxwell, Jr.       I             2001
             John R. Miller III            I             2001
             Walter C. Teagle III          I             2001

     At a meeting of the Board of Directors held on August 17, 1999, Mr. Busching was elected in accordance with the Corporation's By-Laws to serve on the Board as a Class II director until the 2000 Annual Meeting of Stockholders. The nominees for election at this meeting will be the Class II directors. It is intended that shares represented by properly executed proxies will be voted at the meeting in accordance with the marking indicated thereon and, in the absence of contrary indication, for the election of Mr. Busching and the re-election of Mrs. Gehlmeyer and Messrs. Canarick and Johnson, each to hold office until the 2002 Annual Meeting of Stockholders or until his or her successor is elected and qualified. If at the time of the 2000 Annual Meeting any of the nominees named above is not available to serve as a director (an event which management does not now anticipate), the proxies will be voted for the election as director of such other person or persons as the Board of Directors may designate.

        The Board of Directors recommends a vote FOR all named nominees.

     Information about the nominees and directors continuing in office follows. The year set forth for each director is the year in which the person named became a director of the Bank. Mrs. Gehlmeyer and Messrs. Hogan, Johnson, and Miller became directors of the Corporation upon its formation in 1984. Messrs. Busching, Canarick, Maxwell and Teagle became directors of the Corporation and the Bank in the years set forth next to their names.

                                      Principal Occupations for Last                      Director
Name                                  5 Years and Other Directorships                      Since
--------------------------            -------------------------------                     --------
Allen E. Busching                     Principal,                                            1999
(Age 68)                                B&B Capital
                                        (Private Investment Firm);
                                        (formerly Consultant for Todd Products
                                        Corp., a Manufacturer and Distributor
                                        of Power Supplies; Managing Director,
                                        Unitech p.l.c., Reading, England;
                                        Chairman of the Board, President, and
                                        Chief Executive Officer, Lambda
                                        Electronics, Inc. (formerly Veco Instruments));
                                        Trustee, North Shore-Long Island Jewish
                                        Health Systems, Inc.
Paul T. Canarick                      President and Principal,                              1992
(Age 43)                                Paul Todd, Inc.
                                        (Construction Company)
Beverly Ann Gehlmeyer                 Tax Manager and Principal,                            1978
(Age 68)                                Gehlmeyer & Gehlmeyer, P.C.
                                        (Certified Public Accounting Firm)
Howard Thomas Hogan, Jr.              Hogan & Hogan, Lawyer                                 1978
(Age 55)                                (Private Practice)
J. William Johnson                    Chairman of the Board, President,                     1979
(Age 59)                                and Chief Executive Officer,
                                        The First of Long Island Corporation;
                                        Chairman of the Board, President,
                                        and Chief Executive Officer,
                                        The First National Bank of Long Island;
                                        Director, Independent Bankers Association
                                        of New York State
J. Douglas Maxwell, Jr.               Chairman, Chief Executive Officer and Director,       1987
(Age 58)                                NIRx Medical Technologies Corp.
                                        (Medical Technology);
                                        (formerly Chairman of the Board and Chief
                                        Executive Officer, Swissray Empower, Inc.,
                                        a Medical Imaging Distributor);
                                        Director, Kollmorgen Corporation,
                                        Slater Development Corp., and
                                        Police Relief Association of Nassau County
John R. Miller III                    President and Chief Executive Officer,                1982
(Age 59)                                Equal Opportunity Publications, Inc.
                                        (Publishing);
                                        Director, The Middleby Corporation and
                                        Middleby Marshall, Inc.

                                      Principal Occupations for Last                      Director
Name                                  5 Years and Other Directorships                      Since
--------------------------            -------------------------------                     --------
Walter C. Teagle III                  Executive Vice President and Director,                1996
(Age 50)                                Lexent, Inc.
                                        (Design, Deployment, and Maintenance
                                        of Networks for Telecommunications
                                        Industry);
                                        (formerly President, Chief Executive Officer,
                                        and Director, Metro Design Systems, Inc.,
                                        an Engineering Design Services Firm);
                                        President, Chief Investment Officer,
                                        and Director, Teagle Management, Inc.
                                        (Private Investment Firm)

                            COMPENSATION OF DIRECTORS

     All of the members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank. Directors are paid for their services as directors of the Bank and of the Corporation. Directors of the Corporation are paid a quarterly retainer of $1,000. The Board of Directors of the Bank currently holds 12 regular meetings a year and such special meetings as deemed advisable to review significant matters. Directors of the Bank are paid $900 for each regularly scheduled Board meeting, provided they attend at least ten meetings. If a director attends less than ten meetings, the director is paid $900 for each meeting attended. In addition, directors of the Bank are paid $500 for each special Board meeting and $100 for each telephone Board meeting.

     The Chairman of the Corporation's Nominating Committee receives an annual retainer of $700, and other committee members receive annual retainers of $250. The Chairmen of the Bank's Compensation, Compliance, and Board Trust Committees are each paid an annual retainer of $1,700, and other members of these committees are paid annual retainers of $700. The Chairman of the Bank's Year 2000 Committee will receive $1,700 and other members of the Committee will each receive $700 for committee service through April 2000, at which time it is anticipated that the Committee will be disbanded. The Chairman of the Bank's Loan Committee receives an annual retainer of $1,700, and other committee members receive annual retainers of $250. In addition, the Chairman and all other members of the Bank's Loan Committee receive $250 per meeting. The Bank's Examining and Trust Audit Committees consist of the same four independent directors, with the Chairman being paid an annual retainer or $1,700 and other members paid an annual retainer of $700 for service on both committees. Neither the Chairman nor the other members of the Pension Plan Committee receive fees for their services. Mr. Johnson does not receive director fees or committee fees from the Bank or the Corporation.

                          BOARD COMMITTEES AND MEETINGS

     The Board of Directors of the Corporation has two committees: the Compensation and Stock Option Committee and the Nominating Committee.

     The Compensation and Stock Option Committee is responsible for determining an appropriate level of compensation for the Corporation's Chief Executive Officer and administering the Corporation's Stock Option and Appreciation Rights Plan (the "Plan"). Administration of the Plan includes the selection of optionees and the determination of the timing, duration, amount and type of each award. The Committee consists of J. Douglas Maxwell, Jr., Beverly Ann Gehlmeyer and John R. Miller
III. No member of the Committee is eligible to receive options or rights under the Plan. The Committee met three times during 1999.

     The Nominating Committee is responsible for the nomination of individuals to the Board of Directors of the Corporation and the Bank. The members of the Nominating Committee are Beverly Ann Gehlmeyer, Walter C. Teagle III, and John
R. Miller III. The Nominating Committee will consider nominees proposed by stockholders in accordance with the provisions of the Corporation's bylaws establishing the information and notice requirements for such nominations. The Committee met once during 1999.

     The Board of Directors of the Bank currently has eight committees: an Examining Committee, a Trust Audit Committee, a Compensation Committee, a Compliance Committee, a Board Trust Committee, a Loan Committee, a Year 2000 Committee, and a Pension Plan Committee. It is anticipated that the Year 2000 Committee will be disbanded in April 2000.

     The Examining Committee meets with the Corporation's independent public accountants and reviews with them the results of their annual audit of the Corporation's financial statements, including any recommendations the accountants may have with respect to internal controls or other business matters. The Committee reviews with the internal auditors the plan, scope and results of their audits and the results of examinations by regulatory authorities. The Committee is also responsible for insuring that the Bank fulfills the annual audit and management reporting requirements of Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"). The members of the Examining Committee are Beverly Ann Gehlmeyer, John R. Miller III, Paul T. Canarick, and Walter C. Teagle III. During 1999, the Committee held four meetings.

     With respect to audits of the Bank's Trust Department, the Trust Audit Committee meets with the auditors and reviews with them the nature, extent and results of their audit effort. The members of the Trust Audit Committee are Beverly Ann Gehlmeyer, John R. Miller III, Paul T. Canarick, and Walter C. Teagle III. During 1999, the Committee held two meetings that were joint meetings with the Examining Committee meetings.

     The Compensation Committee recommends to the full Board salary policy, management succession, compensation of officers, incentive compensation, and employee benefits. The members of the Compensation Committee are J. Douglas Maxwell, Jr., John R. Miller III and Beverly Ann Gehlmeyer. During 1999, the Committee held four meetings.

     The Compliance Committee is responsible for reviewing the Bank's performance of its obligations under the various laws and regulations affecting consumers, including the Federal Community Reinvestment Act. The members of the Committee are John R. Miller III and Howard Thomas Hogan, Jr. The Committee met four times during 1999, and each meeting was attended by one or more officers of the Bank whose duties relate to compliance with such laws and regulations.

     The Board Trust Committee is responsible for reviewing the activities of the Trust and Investment Services Department including the handling of fiduciary relationships, investment management activities, and compliance. The members of the Committee are J. Douglas Maxwell, Jr., Allen E. Busching, and J. William Johnson. During 1999, the Committee held four meetings.

     The Loan Committee consists of members who, except for Mr. Johnson, are not officers of the Bank. Two members of the Loan Committee meet with the officers of the Bank to review and approve substantial loans and the entire committee meets on a quarterly basis to review the overall portfolio. The members of the Loan Committee are Paul T. Canarick, Beverly Ann Gehlmeyer, Howard Thomas Hogan, Jr., J. Douglas Maxwell, Jr., J. William Johnson, and Allen E. Busching. Including the meetings to approve large loans, the Committee held 37 meetings in 1999.

     The Year 2000 Committee was responsible for monitoring the Bank's Year 2000 efforts and insuring that such efforts were in full compliance with the Year 2000 standards and guidelines issued by various bank regulatory agencies. It is currently anticipated that the Committee will be disbanded in April 2000. The members of the Year 2000 Committee are Walter C. Teagle III, Paul T. Canarick, and Beverly Ann Gehlmeyer. The Committee, which was formed in April 1998, held four meetings during 1999.

     The Pension Plan Committee has the authority to take such action with respect to the Bank's Pension Plan and Supplemental Executive Retirement Plan as may be necessary or advisable to be taken between regular meetings of the Bank's Board of Directors. The members of the Pension Plan Committee are J. Douglas Maxwell Jr., Beverly Ann Gehlmeyer, and John R. Miller III. Paul T. Canarick is an alternate member of this Committee with the right to replace any absent member of the Committee at any meeting thereof. The Committee did not meet in 1999.

                       MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Corporation held eleven regular meetings and one special meeting during 1999. With respect to meetings of the Corporation, and with the exception of Messrs. Miller and Busching, each director attended at least 75% of the aggregate number of Board meetings and committee meetings on which such director served. Mr. Miller attended more than 75% of the aggregate number of Board meetings and committee meetings on which he served when meetings of both the Corporation and the Bank are considered.

                                   MANAGEMENT

     The following tables contain information about the executive officers of the Corporation and the Bank.

Executive Officers                                              Term of         Officer
of the Corporation         Age      Present Capacity            Office          Since
------------------         ---      ----------------            -----------     -------
J. William Johnson          59      Chairman of the Board,         3 yrs.         1984
                                    President, and Chief
                                    Executive Officer
Arthur J. Lupinacci, Jr.    59      Executive Vice President     1.5 yrs.         1985
                                    and Chief Administrative
                                    Officer
Mark D. Curtis              45      Senior Vice President          1 yr.          1997
                                    and Treasurer
Richard Kick                42      Senior Vice President          1 yr.          1991
Donald L. Manfredonia       48      Senior Vice President          1 yr.          1987
Joseph G. Perri             48      Senior Vice President          1 yr.          1990
                                    and Secretary

Executive Officers                                              Term of         Officer
of the Corporation         Age      Present Capacity            Office          Since
------------------         ---      ----------------            -----------     -------
J. William Johnson          59      Chairman of the Board,         1 yr.          1979
                                    President, and Chief
                                    Executive Officer
Arthur J. Lupinacci, Jr.    59      Executive Vice President       1 yr.          1985
                                    and Chief Administrative
                                    Officer
Donald L. Manfredonia       48      Executive Vice President       1 yr.          1982
Mark D. Curtis              45      Senior Vice President,         1 yr.          1997
                                    Chief Financial Officer
                                    and Cashier
Richard Kick                42      Senior Vice President          1 yr.          1991
Joseph G. Perri             48      Senior Vice President          1 yr.          1990

     Mr. Curtis has been employed by the Corporation and the Bank for less than five years. During 1996, Mr. Curtis was a consultant in the banking industry. From 1988 through 1995, he was employed by Gateway State Bank, most recently as Executive Vice President, Chief Financial Officer and Secretary. Previously, he was Senior Audit Manager at KPMG Peat Marwick, NY.

                       BOARD COMPENSATION COMMITTEE REPORT

     The Corporation's executive compensation program is administered by the Compensation and Stock Option Committee of the Corporation's Board of Directors and the Compensation Committee of the Bank's Board of Directors (the "Committees"). Both Committees consist of the same three independent directors, who are not employed by the Bank or the Corporation.

     Compensation for executive officers consists of direct salary, incentive bonuses paid under the Bank's Incentive Compensation Plan, and stock options and appreciation rights awarded under the Corporation's Stock Option and Appreciation Rights Plan. The payment or awarding of compensation is approved by the Committees. Following approval by the Committees, the full Boards of Directors of the Corporation and the Bank approve the salary package for all executive officers and review the proposed payment of incentive compensation.

     In addition, the Committees adhere to the practice that compensation for executive officers be directly and materially linked to bank performance, individual performance, and to what is paid to individuals in similar positions within the industry. As such, (1) salaries are related to the Bank in light of overall Bank performance; (2) incentive compensation, an objective means of rewarding individual performance, is paid pursuant to the Incentive Compensation Plan based on achievement by the individual of objective goals and the Bank's performance with respect to profitability and financial strength; and (3) total compensation is reviewed as it relates to such compensation as would be paid to persons with reasonably similar responsibilities at other banks.

     Regarding Mr. Johnson's compensation, the Committees have considered, in addition to the factors described above, the profitability and growth of the Corporation during Mr. Johnson's tenure as Chief Executive Officer and a comparison of Mr. Johnson's base salary and incentive compensation to the amounts of such compensation paid to Chief Executive Officers of banks that are similar in size and scope to the Corporation.


                                                         J. Douglas Maxwell, Jr.
                                                              John R. Miller III
                                                           Beverly Ann Gehlmeyer

                       COMPENSATION OF EXECUTIVE OFFICERS

     Furnished below is information with respect to the aggregate compensation paid or accrued during the fiscal year ended December 31, 1999 to the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services rendered to the Corporation or the Bank. This information is provided pursuant to the Securities and Exchange Commission executive compensation disclosure rules for proxy statements. All of the listed officers are also officers of the Corporation but received salaries only from the Bank; no compensation for their employment, other than Stock Options or Stock Appreciation Rights ("SARs"), was received from the Corporation. The Incentive Compensation Plan under which the bonuses were paid is described below.

                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation              Long-Term Compensation
                                        ---------------------------------   -----------------------------
                                                                                   Awards         Payouts
                                                                            --------------------- -------
                                                                    Other   Restricted                       All Other
    Name and Principal                                             Compen-     Stock      Options/             Compen-
        Position              Year       Salary         Bonus      sation    Award(s)     SARs (2)  LTIP     sation (3)
                                           ($)           ($)         ($)        ($)          #       ($)        ($)
          (a)                 (b)          (c)           (d)         (e)        (f)         (g)      (h)        (i)
-----------------------------------------------------------------------------------------------------------------------
J. William Johnson            1999      $ 325,000      $ 98,735      See       None        1,800    None      $38,409
 Chairman of the Board,       1998      $ 307,000      $ 93,760   Footnote     None        1,800    None      $36,914
 Director, President and      1997      $ 295,000      $ 92,630      (1)       None        2,700    None      $36,209
 Chief Executive Officer

Arthur J. Lupinacci, Jr.      1999      $ 185,500      $ 47,715      See       None        1,300    None      $21,923
 Executive Vice President     1998      $ 178,500      $ 45,375   Footnote     None        1,300    None      $21,463
 and Chief Administrative     1997      $ 170,000      $ 41,310      (1)       None        1,950    None      $20,866
 Officer

Donald L. Manfredonia         1999      $ 150,000      $ 40,770      See       None        1,000    None      $15,459
 Senior Vice President        1998      $ 135,500      $ 31,575   Footnote     None          800    None      $13,886
                              1997      $ 129,000      $ 22,255      (1)       None        1,200    None      $13,543

Joseph G. Perri               1999      $ 134,000      $ 36,950      See       None          800    None      $13,810
 Senior Vice President        1998      $ 128,000      $ 28,200   Footnote     None          800    None      $13,117
 and Secretary                1997      $ 118,000      $ 18,530      (1)       None        1,200    None      $12,388

Mark D. Curtis                1999      $ 125,000      $ 25,350      See       None          800    None      $12,883
 Senior Vice President        1998      $ 114,000      $ 21,400   Footnote     None          800    None      $11,514
 and Treasurer                1997      $  97,490      $ 19,010      (1)       None            -    None      $ 8,255


(1) Other annual compensation excludes the value of perquisites and other personal benefits since the Corporation and the Bank have concluded that for the named executive officers the aggregate amount of such compensation does not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported in columns (c) and (d).

(2) The 1997 option grants have been adjusted for the 3-for-2 stock split paid February 1998.

(3) All other compensation for 1999 (column (i) of the "Summary Compensation Table") includes the following amounts either paid for or contributed on behalf of the named executive officers. The 401(k) and profit sharing contributions shown in the table include amounts paid under the Bank's Profit Sharing and Supplemental Executive Retirement ("SERP") Plans.


                                 Life         401(k)        Profit
                               Insurance     Matching      Sharing
Name                           Premiums   Contributions  Contributions   Total
----                           --------   -------------  -------------   -----
J. William Johnson ...........  $8,346       $ 6,500        $23,563     $38,409
Arthur J. Lupinacci, Jr. .....  $4,764       $ 3,710        $13,449     $21,923
Donald L. Manfredonia ........  $1,584       $ 3,000        $10,875     $15,459
Joseph G. Perri ..............  $1,415       $ 2,680        $ 9,715     $13,810
Mark D. Curtis ...............  $1,320       $ 2,500        $ 9,063     $12,883

                         COMPENSATION PURSUANT TO PLANS

Pension Plan

     The Bank is a participant in the New York State Bankers Retirement System Pension Plan ("Plan") and maintains the SERP described below. Set forth in the table that follows are total estimated annual benefits payable under the Plan and SERP upon retirement based on various levels of compensation and years of service.

                                   Years of Creditable Service
Average Annual   ---------------------------------------------------------------
 Compensation       10         15         20         25         30         35
--------------------------------------------------------------------------------
   $100,000      $ 15,880   $ 23,820   $ 31,760   $ 39,699   $ 47,639   $ 55,579
   $125,000      $ 20,255   $ 30,382   $ 40,510   $ 50,637   $ 60,764   $ 70,892
   $150,000      $ 24,630   $ 36,945   $ 49,260   $ 61,574   $ 73,889   $ 86,204
   $175,000      $ 29,005   $ 43,507   $ 58,010   $ 72,512   $ 87,014   $101,517
   $200,000      $ 33,380   $ 50,070   $ 66,760   $ 83,449   $100,139   $116,829
   $225,000      $ 37,755   $ 56,632   $ 75,510   $ 94,387   $113,264   $132,142
   $250,000      $ 42,130   $ 63,195   $ 84,260   $105,324   $126,389   $147,454
   $300,000      $ 50,880   $ 76,320   $101,760   $127,199   $152,639   $178,079
   $400,000      $ 68,380   $102,570   $136,760   $170,949   $205,139   $239,329
   $500,000      $ 85,880   $128,820   $171,760   $214,699   $257,639   $300,579
   $600,000      $103,380   $155,070   $206,760   $258,449   $310,139   $361,829

     The Plan covers employees who are over the age of 21 years and have been employed for over one year. The normal retirement age is 65 and early retirement with reduced benefits is available at age 55. However, an unreduced benefit is available at age 62 or above to a participant with at least 10 years of service whose employment terminates after age 55 and who begins receiving benefits after attaining age 62. Upon retirement, each participant is paid a benefit in the
form  of  a  joint  and  survivor   annuity  computed  by  (i)  multiplying  the
participant's final average compensation (the average of the participant's Annual Earnings, as defined, during the five highest consecutive years of employment) by the product of 1.75 percent and the participant's credited years of service (to a maximum of 35 years), (ii) adding 1.25 percent of average compensation times the participant's credited years of service in excess of 35 years (up to five such years), and (iii) subtracting the product of
 .49 percent of the participant's final three year average compensation (limited to covered compensation) and the participant's credited years of service (to a maximum of 35 years). The .49 percent represents the minimum Social Security offset to the pension benefit.

     The Bank makes annual payments to a trust fund, computed on an actuarial basis, to fund these benefits. Contributions of $328,554 and $286,058 are required for the plan years ended September 30, 2000 and 1999, respectively. Employees also make contributions of 2 percent of their compensation. An employee becomes fully vested after 4 years of participation in the Plan. No vesting occurs during that 4-year period.

     The compensation covered by the Plan includes: (1) salary and bonus as set forth in the "Summary Compensation Table"; (2) value realized from the exercise of stock appreciation rights; and (3) generally all other taxable compensation except that resulting from the Bank's contributions to the SERP or reimbursement for taxes on SERP earnings and amounts realized after April 15, 1998 from the exercise of disqualified incentive stock options. Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. Any benefits which may be above the limits under these sections would be payable under the SERP.

     The credited years of service, for purposes of calculating benefits, for the executive officers of the Bank named in the Summary Compensation Table and all executive officers of the Bank as a group are as follows: Mr. Johnson - 19 years; Mr. Lupinacci - 13 years; Mr. Manfredonia - 16 years; Mr. Perri - 8 years; Mr. Curtis - 2 years; and all executive officers as a group - 65 years.

Supplemental Executive Retirement Plan

     On August 3, 1995, the Corporation adopted The First National Bank of Long Island Supplemental Executive Retirement Plan ("SERP"). The SERP provides benefits that would have been provided under the Pension Plan and Profit Sharing Plan, in the absence of Internal Revenue Code ("IRC") limitations, to certain employees whose benefits under those plans are limited by the IRC. The
Compensation Committee of the Board of Directors designates the employees eligible to participate in the SERP.

     Supplemental retirement program and profit sharing plan contributions under the SERP are made to a "secular trust" for the benefit of the participants. Amounts contributed to the secular trust are not subject to the claims of creditors of the Bank. Accordingly, the contributions are taxable to each participant and deductible by the Bank when made. Trust income is also taxable to each participant. Taxes are withheld from the contributions to pay each participant's taxes. In addition, the Bank makes tax payments in an amount sufficient to cover each participant's taxes on both the trust income and the tax payment.

     The SERP and related secular trust are intended to meet the requirements of the Employee Retirement Income Security Act (ERISA) as they pertain to vesting, reporting and disclosure information.

Profit Sharing Plan

     The First National Bank of Long Island Profit Sharing Plan (the "Profit Sharing Plan") covers all employees who have reached age 21 and have one year of service. The amount contributed for each plan year is within the discretion of the Bank, subject to the limitations of federal law. For 1999, the Bank chose to contribute approximately $430,000 which is approximately 2.9% of its pre-tax profits. This "Employer

Contribution", when made, is allocated, along with any forfeitures attributable to that year, among the participants in proportion to their annual compensation.

     The Profit Sharing Plan has a salary reduction provision. Under this "401(k)" arrangement, participants may elect to make a pre-tax contribution not exceeding the lesser of $10,500 or 10% of their compensation for the year ("Salary Reduction Contributions"). Salary Reduction Contributions are matched at the end of the year by the Bank in an amount equal to 50% of the Salary
Reduction  Contributions  but  only to the  extent  that  the  Salary  Reduction
Contributions do not exceed 4% of compensation ("Matching Contributions"). Therefore, the Matching Contributions for any year cannot exceed 2% of a participant's compensation. Total Matching Contributions for 1999 were approximately $103,000.

     Salary Reduction Contributions are fully and immediately vested. Employer Contributions and Matching Contributions vest at the rate of 20% for each year of participation in the Profit Sharing Plan so that after five years a participant is fully vested. Also, a participant becomes fully vested in Employer Contributions and Matching Contributions upon death or disability.

     Normal retirement age is 65, although the Profit Sharing Plan also contains provisions allowing pre-termination withdrawals and loans under certain circumstances. The amount of retirement benefits will depend upon the accumulation of contributions and forfeitures and the investment performance of the Plan. The amount allocated under the Profit Sharing Plan and related SERP to the account of the Chief Executive Officer for 1999 and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 1999 is set forth in footnote (3) to the "Summary Compensation Table."

Retirement Plan For Directors

     On June 18, 1991, the Board of Directors of the Bank adopted The First National Bank of Long Island Retirement Plan for Directors (the "Retirement Plan"). In order to be eligible to receive benefits under the Retirement Plan, a retired director must have served on the Board of Directors for three (3) years and, except in the case of retirement due to substantial physical disability, must have attained the age of sixty (60) years. Pursuant to the terms of the Retirement Plan, an eligible director receives a credit (the "Credit Percentage") of ten percent (10%) multiplied by the number of years of service on the Board, to a maximum of one hundred percent (100%). The annual benefit (the "Annual Benefit") under the Retirement Plan is equal to the monthly Board of Directors attendance fee in effect as of the date of the director's retirement, multiplied by twelve (12) and then multiplied by the Credit
Percentage. The Annual Benefit is payable for a period of seven (7) years from the date of retirement (the "Payment Period"), in quarterly installments. In the event of the death of a director or a retired director, the surviving spouse of such director shall be entitled to receive an annual payment equal to seventy-five percent (75%) of the Annual Benefit, calculated as set forth above, and payable over the remainder of the applicable Payment Period.

Incentive Compensation Plan

     The executive officers of the Bank are eligible for compensation under the Bank's Incentive Compensation Plan (the "Plan") described in the Board Compensation Committee Report herein. Incentive compensation paid to the Chief Executive Officer for 1999 and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 1999 is set forth in the "Summary Compensation Table."

Stock Option and Appreciation Rights Plan

     The First of Long Island Corporation Stock Option and Appreciation Rights Plan (the "1986 Plan") expired on January 21, 1996. The 1986 Plan was adopted by the Board of Directors in January 1986 and approved by the stockholders in April 1986 as a Stock Option Plan and subsequently was amended to include provisions for the granting of Stock Appreciation Rights ("SARs"), which amendment was adopted by the Board of Directors in May 1988 and approved by the stockholders in April 1989.

     In January 1996, the Board of Directors unanimously adopted a new plan entitled The First of Long Island Corporation Stock Option and Appreciation Rights Plan (the "1996 Plan") as a successor to the 1986 Plan. The Corporation's stockholders approved the 1996 Plan in April 1996. The terms of the 1996 Plan are substantially identical to the terms of the 1986 Plan. Under the 1996 Plan, options to purchase up to 360,000 shares of common stock are available to be granted to key employees of the Corporation and its subsidiaries through January 15, 2006. Each option, which may be granted with or without a stock appreciation right attached, is granted at a price equal to the fair market value of one share of the Corporation's stock on the date of grant and is exercisable in whole or in part at certain times commencing six months from the date of grant and ending ten years after the date of grant. The 1996 Plan also provides for the granting of stand-alone stock appreciation rights. An employee who is granted an option with a SAR attached may elect to exercise either the option or the SAR, at which point the related SAR or option shall be deemed to have been cancelled. If a SAR is exercised, the participant is entitled to a payment equal to the amount by which the fair market value of the shares of the Common Stock allocable to the SAR on the exercise date exceeds the fair market value of such shares on the date of grant. Payment to a holder who exercises a SAR is made in cash. Unexercised options which expire or terminate are again available for grant, but options cancelled because an attached SAR was exercised are not again available for grant.

     Options may be granted under the 1996 Plan as incentive stock options ("ISOs") qualified under Section 422 of the Internal Revenue Code or as non-qualified stock options ("NQSOs"). Generally, options and SARs have a maximum duration of 10 years. The total fair market value of stock, determined as of the date of grant of the option, for which ISOs are first exercisable by a holder in any year is limited to $100,000. A holder may elect to exercise options or SARs in any order without regard to the date on which the options were granted.

     Options and SARs are not transferable, except upon death (i) by will, (ii) by the laws of descent and distribution, or (iii) by beneficiary designation. The purchase price for the Common Stock must be paid in full in either common stock of the Corporation or cash when an option is exercised. Generally, options and SARs are exercisable only during the holder's continued employment with the Corporation or the Bank. However, the 1996 Plan provides for additional limited periods following termination of employment during which options or SARs may be exercised in the event employment is terminated as a result of resignation, death, disability, retirement, or a change in control of the Corporation.

     Subject to the provisions of applicable law and the 1996 Plan, the designation of those officers who will be granted options or SARs, as well as other terms, is solely within the discretion of the Compensation and Stock Option Committee which administers the 1996 Plan. No member of the Compensation and Stock Option Committee is eligible to participate in the 1996 Plan, and no consideration is received by the Corporation or the Bank for the granting of options or SARs.

     During 1999, ISOs to purchase 15,100 shares were granted under the 1996 Plan at a per share, weighted average exercise price of $41.5625. The following table shows, as to the executive officers named in the "Summary Compensation Table", information for 1999 with respect to the options granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                         Individual Grants
-----------------------------------------------------------------------  Potential Realizable
                                   Percent of                              Value at Assumed
                                     Total                                 Annual Rates of       Alternative to
                                    Options/                                 Stock Price           (f) and (g)
                                     SARs                                    Appreciation           Grant Date
                         Options/  Granted to                              For Option Term            Value
                           SARs    Employees   Exercise or             ----------------------------------------
                         Granted   in Fiscal   Base Price   Expiration                           Grant Date
         Name              (#)       Year        ($/Sh)        Date       5% ($)   10% ($)      Present Value $
          (a)              (b)       (c)          (d)          (e)         (f)       (g)             (h)
---------------------------------------------------------------------------------------------------------------
J. William Johnson        1,800     11.92%      $41.5625     1/18/09    $ 47,049  $ 119,232     Not Applicable
Arthur J. Lupinacci, Jr.  1,300      8.61%      $41.5625     1/18/09    $ 33,980  $  86,112     Not Applicable
Donald L. Manfredonia     1,000      6.62%      $41.5625     1/18/09    $ 26,138  $  66,240     Not Applicable
Joseph G. Perri             800      5.30%      $41.5625     1/18/09    $ 20,911  $  52,992     Not Applicable
Mark D. Curtis              800      5.30%      $41.5625     1/18/09    $ 20,911  $  52,992     Not Applicable

     The following table sets forth the aggregated options/SARs exercised in the last fiscal year and the aggregated number and value of unexercised options and SARs at December 31, 1999 for each of the executive officers named in the "Summary Compensation Table."

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                                                           Number of            Value of
                                                          Unexercised         Unexercised
                                                         Options/SARs        in-the-Money
                              Shares       Value       at Fiscal Year-End     Options/SARs
                            Acquired on   Realized   (all are exercisable)  at Fiscal Year-
       Name                 Exercise (#)     ($)              (#)               End ($)
       (a)                      (b)          (c)              (d)                 (e)
-------------------------------------------------------------------------------------------
J. William Johnson            3,975        $94,205           24,375            $209,235
Arthur J. Lupinacci, Jr.      2,265        $62,808           20,750            $250,975
Donald L. Manfredonia           434        $13,017           12,016            $138,165
Joseph G. Perri                 --             --            11,575            $134,010
Mark D. Curtis                  --             --             1,600                 --

     There were no long-term incentive plan awards granted in the last fiscal year.

Employment Contracts

     Messrs. Johnson and Lupinacci have employment contracts with the Corporation pursuant to which Mr. Johnson is employed in the position of President and Chief Executive Officer of the Corporation and Mr. Lupinacci is employed in the position of Executive Vice President of the Corporation. In addition, each of these officers is also employed in such other senior executive positions of the Corporation or the Bank as may be determined by the Board of Directors of the Corporation or the Bank. Mr. Johnson's contract has a term of three years effective January 1, 2000 and Mr. Lupinacci's contract has a term of eighteen months effective July 1, 1999. The term of each of these contracts is automatically extended at the expiration of each year for an additional period of one year, thus resulting in a new three-year term for Mr. Johnson and a new eighteen-month term for Mr. Lupinacci. Mr. Johnson's contract currently provides for a base annual salary of $340,000 and Mr. Lupinacci's contract provides for a base annual salary of $201,000 to be paid by the Corporation or the Bank. The base annual salary for Mr. Johnson includes services as a director of the Corporation and the Bank.

     Under these contracts, Messrs. Johnson and Lupinacci are entitled to severance compensation. In the event of a termination of employment following a change of control or generally upon an involuntary termination of employment, Mr. Johnson is entitled to receive a single sum payment equal to three (3) times the base annual salary under his contract, together with continued insurance coverage, and Mr. Lupinacci is entitled to receive a single sum payment equal to one and one-half (1.5) times the base annual salary under his contract, together with continued insurance coverage .

Severance Agreements

     Messrs. Manfredonia, Perri, and Curtis each have a severance agreement with the Corporation. Each such agreement has a term of one year effective July 1, 1999. The term of each agreement is automatically renewed for additional one-year terms, unless the Board of Directors of the Corporation chooses not to renew and notifies the officer at least thirty days prior to the end of a term. Each officer's agreement entitles him to a "Termination Payment" and continued health insurance coverage for a period of twelve months ("Continued Health Insurance Coverage") in the event that the officer's employment is terminated within twenty-four months following a Change of Control Event, as defined, or, under certain circumstances, following the acquisition of more than 20% of the voting shares of the Corporation by any entity, person, or group. The Termination Payment and Continued Health Insurance Coverage also apply if the officer resigns for Good Reason, as defined, within twenty-four months after a Change of Control Event. The Termination Payment for Messrs. Manfredonia, Perri, and Curtis is equal to 125%, 100%, and 100%, respectively, of his then current annual base salary. Alternatively, each officer's agreement entitles him to a payment in the amount of 66 2/3% of the Termination Payment and Continued Health Insurance Coverage in the event that the officer resigns for any reason during the period beginning on the thirty-first day after a Change of Control Event and ending on the sixtieth day after such event.

                                PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over a 5-year measurement period with (i) the NASDAQ Market Index, and (ii) the National Commercial Banks Index*.

[THE F0LLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                              1/1/95     12/31/95     12/31/96    12/31/97    12/31/98     12/31/99
                              ---------------------------------------------------------------------
The First of Long Island      $ 100.00   $ 118.67    $ 137.90    $ 252.68     $ 279.10    $ 187.86
National Commercial Banks     $ 100.00   $ 158.88    $ 223.17    $ 331.90     $ 358.36    $ 304.55
NASDAQ Market Index           $ 100.00   $ 129.71    $ 161.18    $ 197.16     $ 278.08    $ 490.46

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      THE FIRST OF LONG ISLAND CORPORATION,
            NATIONAL COMMERCIAL BANKS INDEX, AND NASDAQ MARKET INDEX
                    Assumes $100 Invested on January 1, 1995
                           Assumes Dividend Reinvested
                       Fiscal Year Ended December 31, 1999

* The National Commercial Banks Index consists of nationally chartered commercial banks and certain other financial institutions which, on the basis of Standard Industrial Classification (S.I.C.) codes developed by the U.S. Office of Management and Budget, have been included in the same industry group as the Corporation.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     In 1992, the Bank, as tenant, entered into a lease with Howard Thomas Hogan, Jr., a director of the Corporation and the Bank, covering premises in a building located in Locust Valley, New York, to be used as a branch office. The lease has a term of ten years and one month and expires on October 30, 2002. However, the Bank may cancel the lease at any time upon giving Mr. Hogan ninety days written notice. The lease provides for annual base rentals of $25,813 for the year ending October 30, 1999 and $26,588 for the year ending October 30, 2000. The base rental for the balance of the term increases annually by an amount equal to three percent (3%) of the annual base rent for the immediately preceding year. In addition to the base rent, the Bank is responsible for certain charges for real estate taxes and common area maintenance. The Corporation believes that the foregoing is comparable to the rent that would be charged by an unrelated third party.

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal stockholders of the Corporation and their associates. Such transactions, including borrowings and loan commitments, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and in the opinion of management do not involve more than a normal risk of collectibility, nor do they present other unfavorable features.

     Certain directors are officers, directors, partners, and/or stockholders of companies or partnerships which (or associates of which) may have been customers of the Bank in the ordinary course of business during 1999 and up to the present time. Additional transactions of this type may occur in the future. All such transactions were effected on substantially the same terms as comparable transactions with other persons.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The consolidated financial statements for the year ended December 31, 1999 were examined by Arthur Andersen LLP. Audit services also include a reading of the annual report on Form 10-K filed with the Securities and Exchange Commission and consultation on matters related to accounting and financial reporting.

     It is  anticipated  that  the  Board of  Directors  will  reappoint  Arthur
Andersen LLP as the Corporation's independent public accountants for 2000. A representative of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

                                  OTHER MATTERS

     The Board of Directors of the Corporation does not know of any matters for action by stockholders at the annual meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the meeting. It is the intention of the persons named in the Proxy to vote such Proxy with respect to such matters in accordance with their best judgment.

     The entire expense of preparing, assembling and mailing the enclosed material will be borne by the Corporation. In addition to using the mails, directors, officers and employees of The First National Bank of Long Island (the "Bank"), a wholly-owned subsidiary of the Corporation, acting on behalf of the Corporation, and without extra compensation, may solicit proxies in person, by telephone or by facsimile.

                              STOCKHOLDER PROPOSALS

     Any proposals of stockholders intended to be submitted at the 2001 Annual Meeting of Stockholders must be received by the Chairman of the Board or the President no later than November 6, 2000 in order to be included in the proxy statement and form of proxy for such meeting. If the Corporation is not notified of a stockholder proposal by January 21, 2001, then the proxies held by management of the Corporation may provide the discretion to vote against such stockholder proposal, even though such proposal is not included in the proxy statement and form of proxy.

                         ANNUAL REPORTS TO STOCKHOLDERS

     Consolidated financial statements for the Corporation and the Bank are included in the Corporation's 1999 Annual Report to Stockholders, which was mailed with this Proxy Statement. In addition, copies of the 1999 Annual Report or the annual report on Form 10-K as filed with the Securities and Exchange Commission for 1999 will be sent to any stockholder upon written request without charge. Such request should be directed to Mark D. Curtis, Senior Vice President and Treasurer, at the Corporation's principal office, 10 Glen Head Road, Glen Head, New York, 11545. The financial statements contained in the Corporation's 1999 Annual Report are not part of this Proxy Statement.

                                             By Order of the Board of Directors


                                             Joseph G. Perri
March 7, 2000                                Senior Vice President and Secretary

                                 REVOCABLE PROXY
                      THE FIRST OF LONG ISLAND CORPORATION

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 18, 2000

     KNOW ALL PERSONS BY THESE PRESENTS that I, the undersigned, being a stockholder of THE FIRST OF LONG ISLAND CORPORATION, GLEN HEAD, NEW YORK, do hereby constitute and appoint STEPHEN P. LYON AND JOHN H. TREIBER or either one of them (with full power to act alone), my true and lawful attorney(s), with full power of substitution, to attend the Annual Meeting of Stockholders of said Corporation, to be held at the OLD BROOKVILLE OFFICE, 209 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 18, 2000, at 3:30 P.M. local time, or any and all adjournments thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals of the Board of Directors specified in the Notice of Meeting dated March 7, 2000, with all powers I would possess if I were personally present, hereby ratifying and confirming all that my said Proxy or Proxies may do, in my name, place and stead, as follows:

                                                           With-       For All
                                                For        hold        Except
1.   Election of Directors
     To elect four (4) Directors, each          [_]        [_]           [_]
     for a term of two (2) years (except
     as marked to the contrary below)

     ALLEN E. BUSCHING                      PAUL T. CANARICK
     BEVERLY ANN GEHLMEYER                  J. WILLIAM JOHNSON

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of any such nominee(s) in the space provided below.

--------------------------------------------------------------------------------

2. Other Matters: If any other business is presented at said meeting, this Proxy shall be voted in accordance with the best judgement of the Proxies.

     IF NO DESIGNATIONS ARE MADE IN THE BOXES PROVIDED ABOVE AS TO THE ELECTION OF DIRECTORS, THIS PROXY WILL BE VOTED "FOR" SUCH ELECTION.

     The shares represented by a properly executed Proxy will be voted as directed.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

     ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

Please be sure to sign and date the Proxy in the box below.  -------------------
                                                                   Date

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Stockholder sign above        Co-holder (if any) sign above


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   Detach above card, sign, date and mail in postage paid envelope provided.

                      THE FIRST OF LONG ISLAND CORPORATION

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                              PLEASE ACT PROMPTLY
                       SIGN, DATE & MAIL PROXY CARD TODAY
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